Investor Presentation Together with you, we make a house a home. September 2022

Denver 2 I. Executive Summary

3 We are the nation’s premier single-family home leasing company, with an emphasis on the resident experience Key Takeaways and Updates  Our strong Same Store results have continued in 3QTD through August:  New lease rate growth of 16.9%, vs 16.7% in 2Q22  Renewal rate growth of 10.1%, vs 10.2% in 2Q22  Blended rate growth of 11.8%, vs 11.8% in 2Q22  Average occupancy of 97.6%  We’re joining the S&P 500 index effective prior to the open of trading on September 19, 2022  We believe our emphasis on location, scale and eyes in markets is an evergreen strategy that offers us many competitive advantages  Our best-in-class resident experience focuses on choice, flexibility, and convenience, with a high level of service that is unique among an industry comprised mostly of smaller operators  Our builder relationships are helping to bring new supply of housing to the marketplace, while our joint ventures diversify our product offerings to include premium locations and lease-to-own options Phoenix

4 We believe our business and proven strategy position us well against economic uncertainty A Business Model For All Seasons  The location and quality of our homes attracts a higher-end SFR customer  Average annual income of new residents over $131,000, with an income to rent ratio of 5.3x as of 2Q22  Resident turnover the lowest in our history, with average tenure nearly 32 months as of 2Q22  Our loss to lease of 16% as of 2Q22 offers an expected sizable runway for future growth, as market rents have accelerated higher than renewals in recent years  In all 16 of our markets, it is more affordable to lease one of our homes today than it is to buy, by a weighted average savings of almost $700 per month or 24%, according to data from John Burns as of 2Q22  Our investment-grade rated balance sheet provides us with $1.8 billion of liquidity as of June 30, 2022, with no debt maturing prior to 2025 and the majority of our debt unsecured and at fixed or swapped to fixed rates  Supply and demand fundamentals for SFR housing expected to remain favorable, with the millennial population just beginning to reach our average resident age of 39 years old  Single-family rental homes with shorter duration leases should provide an effective hedge in an inflationary environment Dallas

5 Our Most Recent Growth Opportunities Pathway Homes  Announced February 2022 as a $750M (including debt) platform, backed by Regis Group, Fifth Wall, and INVH  Pathway provides unique housing solutions that allow residents to first lease and then buy the home outright at a future date if they choose  INVH investing in homes and technology platform, and will earn property management fee  Acquired 195 homes to date through 2Q22 Rockpoint “Premier-Product” JV  Announced March 2022 as a $750M (including debt) premier-product joint venture with Rockpoint Group  Targets homes in premium locations and at price points and rents that average 30%-60% higher than traditional strategy  INVH to earn asset management and property management fees, along with promote opportunity  Acquired 19 homes to date through 2Q22 Our new investments offer additional housing solutions around flexibility and choice PulteGroup, Inc. (NYSE: PHM)  Announced July 2021 as a strategic relationship with PulteGroup Inc., the nation’s third largest homebuilder  INVH expects to buy approximately 7,500 new homes over a five-year timeframe that Pulte will design and build  The companies are under contract on over 1,700 homes as of 2Q22, which will start to deliver toward the end of this year

Differentiated Portfolio and Platform

We are strategically positioned around three pillars that enhance growth and the resident experience

Track Record of Sector-Leading Growth and High-Quality Resident Experience

Location

- 95% of portfolio in Western U.S., Sunbelt, and Florida
- In-fill neighborhoods
- High barriers to homeownership
- Outsized LT growth drivers
- We believe infill locations create insulation from new supply

Scale

- Over 5,000 homes per market on average
- Over 98% of revenue from markets with >1,800 homes
- Density drives service efficiency and revenue management intel

Eyes in Markets

- 20 in-house investment professionals in markets
- ~1,000 operations personnel across 33 local home pods
- Proactive "ProCare" service visits by in-house techs
- Local, in-house control of the resident experience

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Our Commitment to ESG 7 SOCIAL  Top-ranked governance(1)  89% of directors independent  Quarterly ESG board updates  Robust risk management  Opted out of MUTA  Genuine Care commitment to our residents  Associates’ pay linked to resident service & ESG  Employee Resource Groups and training foster DE&I  $250 million investment in Pathway Homes  Coordinated philanthropy and volunteer efforts ENVIRONMENTAL Our new Vice President of ESG & Vice President of Energy are helping to guide our strategy forward 2021 GRESB Score ________________________________________________ (1) Achieved top score among all REITs in Green Street Advisors’ corporate governance rankings, dated July 14, 2022. GOVERNANCE 13% increase from 2020  Resident education on energy-efficiency  ENERGY STAR® certified appliances & durable, energy-efficient materials  Smart Home technology & HVAC filter delivery program  Water-saving landscape designs  Anchor investment in Fifth Wall Climate Tech Fund

Track Record of Consistency and Sector-Leading Growth

Differentiated locations, scale, and local expertise have driven consistent outperformance in organic growth


2017 SS-NOI Growth
Invitation Homes 7.4%
American Homes 4 Rent 5.1%
National Multifamily 2.8%
Coastal Multifamily 2.9%
2018 SS-NOI Growth
Invitation Homes 4.4%
American Homes 4 Rent 2.8%
National Multifamily 2.9%
Coastal Multifamily 2.3%
2019 SS-NOI Growth
Invitation Homes 5.6%
American Homes 4 Rent 3.7%
National Multifamily 4.2%
Coastal Multifamily 3.3%
2020 SS-NOI Growth
Invitation Homes 3.7%
American Homes 4 Rent 2.0%
National Multifamily -1.5%
Coastal Multifamily -6.1%
2021 SS-NOI Growth
Invitation Homes 9.4%
American Homes 4 Rent 8.7%
National Multifamily 2.9%
Coastal Multifamily -5.1%
YTD 2022 Through June SS-NOI Growth
Invitation Homes 12.2%
American Homes 4 Rent 10.7%
National Multifamily 15.5%
Coastal Multifamily 13.6%
Cumulative SS-NOI Growth (2017-2021)
Invitation Homes 34.3%
American Homes 4 Rent 24.2%
$87M incremental IH SS-NOI
National Multifamily 11.8%
$195M incremental IH SS-NOI
Coastal Multifamily -3.1%
$323M incremental IH SS-NOI

(1) National Multifamily represents simple average of CPT, MAA, and UDR. Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data, including non-GAAP measures, is from public filings. There can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above.

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Jacksonville 9 II. Location & Scale

Location: High-Growth Markets We focus on high-growth markets and in-fill neighborhoods with proximity to jobs, transportation, and schools 10 >95% of revenue from Western U.S., Sunbelt, and Florida 6.1% avg annual SS-NOI growth from 2017 to 2021 >37% more home price appreciation than U.S. avg since 2012 (1) Percent of 2Q22 revenue Seattle 6% Minne- apolis 1% Denver 4% Dallas 3% Phoenix 9% Atlanta 13% Tampa 10% Southern California 12% Las Vegas 4% South Florida 12% Northern California 6% Carolinas 6% Jacksonville 2% Orlando 7%Houston 2% Chicago 3% ________________________________________________ (1) Sources: John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller® Home Price Indices, May 2022. Growth rates are for the entire market in which IH owns homes, weighted by IH home count, and represent market-level data for the entire market rather than IH home-specific data. 2.0x more job growth than U.S. avg since 2012 (1)

Channel agnostic, location specific 11 Multi-Channel Approach to Acquisitions Our multi-channel approach puts eyes on more opportunities and maximizes selectivity Broker/MLS Leverage AcquisitionIQ and broker network to maximize deal flow Builder Partnerships Foster relationships to target new-build supply in targeted neighborhoods Sale Leaseback (1) Developing program targeting supply owned by individuals interested in transitioning to leasing lifestyle Investor Consolidation Active aggregation of 5+ unit investor portfolios iBuyers Positioned to be “buyer of choice” as the iBuyer market continues to grow Auction Participate in municipal and county auctions  We believe our multi-channel acquisition approach enables significant external growth (with lower risk, in better locations) without on-balance-sheet development ________________________________________________ (1) Channel currently in development.

12 Our Homebuilder Relationships Offer Many Advantages Preferred partnership with PulteGroup, but also work with other national, regional and local builders  Allows us to partner with, instead of competing against, the best homebuilders  Lower initial upfront investment  Projected to deliver stabilized yields favorable to one-off acquisitions  More flexible with regards to what is acquired, e.g. partial or full communities  No land bank, builder G&A load, direct supply-chain concerns, or developer risks  2,300 homes under contract from various homebuilders as of 2Q22, with deliveries in 2022, 2023 and beyond Pulte Rendering

ATL 1 2,714 Homes ATL 2 2,741 Homes ATL 3 2,462 Homes ATL 4 2,571 Homes ATL 5 2,198 Homes Scale: Atlanta Example Our industry-leading scale enables us to operate efficiently with significant local presence in markets 13 Atlanta - 12,686 Homes (1) ________________________________________________ (1) In addition to the 12,686 wholly owned homes in Atlanta, there are 242 Atlanta homes owned by the 2020 Rockpoint JV, 2 Atlanta homes owned by the 2022 Rockpoint JV, and 103 Atlanta homes owned by the Pathway Homes JV that are managed by Invitation Homes; home counts as of 2Q22. • 1 Vice President of Operations • 1 Director of Operations • 1 Rehab/Turn/R&M Director • 5 Portfolio Directors • 9 Portfolio Mgmt. Personnel • 22 Leasing Personnel • 26 Customer Care Reps • 73 Maintenance Techs/RTM Personnel Atlanta

Atlanta 14 III. Eyes in Markets

Best-in-Class, Local Approach to Operations and Investing

Local, high-touch service with eyes in markets enhances control over asset quality and the resident experience



Central strategy, tools, and oversight
20 Field investment personnel
86,354 homes¹
~1,000 Field ops personnel covering 33 home pods
Collaboration



Differentiated Approach

- **Local** resident service, leasing, and investment/asset management, with centralized oversight and tools
- **Proactive** resident care and asset preservation
- **Collaboration** between operations, investment, and asset mgmt teams to identify opportunities and drive consistency
- **In-house accountability** for every step of the resident journey and life of the home
- **Home-by-home** asset management decision making
- **Scale** in markets to enhance efficiency and intel

Superior Results

- Average resident satisfaction score of 4.3 / 5 in TTM
- Better Business Bureau accredited with an A+ rating
- TTM Same Store turnover rate of 21.3% at 2Q22
- Same Store average occupancy 98.0% at 2Q22
- Residential sector-leading SS-NOI growth in each of the last five calendar years (6.1% per year on average)

(1) Includes 83,093 wholly owned homes and 3,261 homes owned through joint ventures that are managed by Invitation Homes, as of 2Q22.

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Proactive Resident Service and Asset Management

ProCare proactive maintenance program designed to optimize each touch point with our residents and homes

- ProCare is our differentiated approach to service that leverages proactive engagement with residents and homes to maximize resident satisfaction and the quality and efficiency of asset preservation
  - In-house personnel own every step of the resident journey and visit residents in their homes at least 2x per year
  - Proactive resident education and “eyes on assets” are critical to homes’ condition and cost to maintain; the ProCare cycle is designed to maximize touchpoints that facilitate this, and resident feedback is collected throughout
  - Emergency repairs are addressed immediately, while minor repairs can be bundled into ProCare visits for efficiency
- Our mobile maintenance app, launched in 2021, allows residents to make camera-enabled maintenance requests on their own terms, and allows us to diagnose the problem before we arrive and reduce the number of return trips



Move-in (between Initial Showing / Leasing Interaction and ProCare Resident Orientation (RO))

Move-out (between ProCare Pre-Move Out Visit (PMOV) and Move Out Inspection / Budget Creation)

	Initial Showing / Leasing Interaction	ProCare Resident Orientation (RO)	ProCare 45-Day Maintenance Visit	Work Order General Property Condition Assessment Program	ProCare 6-Month Maintenance Visit	ProCare Pre-Move Out Visit (PMOV)	Move Out Inspection / Budget Creation
Educate Residents	✓	✓	✓	✓	✓	✓	
Make Repairs		✓	✓	✓	✓		✓
Check Home Condition	✓		✓	✓	✓	✓	✓

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Growing Ancillary Services We remain on track with our multi-year plan to grow ancillary services to enhance the resident experience 17  Smart Home Update:  Base Smart Home package recently expanded to include video doorbell along with smart lock and smart thermostat  Upgraded Smart Home packages made available to residents who desire additional smart features  New program structure increases our profit margin while enhancing benefits for residents  HVAC Filter Program Update:  Implemented program whereby HVAC filters are shipped by a 3rd party to all homes quarterly for a small fee to residents  Reduces resident burden, improves energy efficiency, and reduces long-term HVAC maintenance costs  Required for all new leases and all renewal leases  We remain in the early innings of what the resident experience could look like  We continue to see potential for significant growth in ancillary income  New or proposed initiatives include pet programs, pest control, landscaping, insurance suite, and energy optimization

Northern California 18 IV. Industry Fundamentals

3% 17.0% 80.00% 1000+ units 10 to 999 units 1 to 9 units Meeting an Underserved Need in the Housing Market We provide a unique experience, but today serve only 0.5% of the growing demand for single-family rentals 19 U.S. Single-Family Rental Ownership (3) ________________________________________________ (1) Source: John Burns Real Estate Consulting, Burns US Housing Analysis and Forecast, published August 17, 2022. (2) Source: U.S. Census Bureau, as of July 2022. (3) Source: John Burns Real Estate Consulting, Burns Single-Family Rental Analysis and Forecast, published June 30, 2022. Current U.S. Population by Age Cohort (2) (millions of people) 21.8 21.5 22.0 23.3 22.3 21.5 19.7 18 19 20 21 22 23 24 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Avg. Resident Age: 39 Potential Future Demand Single Unit Rentals: 36% (16M units) 2-9 Unit Rentals: 28% (13M units) 10+ Unit Rentals: 36% (16M units) Owned: 65% (85M units) Rented: 35% (45M units) U.S. Housing Summary (1) 130 Million Households 45 Million Rental Households

Supply Continues to be Constrained We believe a decade-long shortfall in single-family construction is likely to persist for the foreseeable future 20 Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets (1) 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Single-Family Multifamily '80-'21 Avg  Rising labor costs, materials costs, impact fees, land scarcity, and regulatory hurdles have been barriers to supply  Replacement cost for single-family housing has increased significantly due to inflationary pressures on materials and labor  Higher mortgage costs have made buying a home less affordable, reducing homebuilders’ plans to add new supply ________________________________________________ (1) Source: U.S. Census Bureau and John Burns Real Estate Consulting; data as of August 2022.

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company’s expectations regarding the performance of the Company’s business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association and insurance costs, the Company's dependence on third parties for key services, risks related to the evaluation of properties, poor resident selection and defaults and non-renewals by the Company's residents, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of unfavorable global and United States economic conditions (including inflation and interest rates), uncertainty in financial markets, geopolitical tensions, natural disasters, climate change, and public health crises, including the ongoing COVID-19 pandemic, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Annual Report on Form 10-K for the year ended December 31, 2021, as such factors may be updated from time to time in the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 21IR@InvitationHomes.com www.INVH.com